SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 22, 2004

First Horizon Asset Securities, Inc. (as depositor under the Sale and Servicing Agreement, to be dated as of March 1, 2004, relating to the First Horizon Asset Backed Notes, Series 2004-HE1)

FIRST HORIZON ASSET SECURITIES INC.

(Exact name of registrant as specified in its charter)

Delaware	333-110100	75-2808384
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4000 Horizon Way

Irving, Texas 75063

 (Address of Principal Executive Offices)

(Zip Code)

Registrant’s telephone number, including area code (214) 441-4000

Item 5.

OTHER EVENTS

Filing of Form T-1

On March 23, 2004, FIRST HORIZON ASSET SECURITIES, INC. (the “Company”) is filing a Form T-1 to designate The Bank of New York to act as an eligible trustee under trust indentures to be qualified pursuant to Sections 305 and 307 of the Trust Indenture Act of 1939.  Form T-1 is annexed hereto as Exhibit 25.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS.

Information and Exhibits

(a)

Financial Statements of business acquired.

Not applicable.

(b)

Pro Forma financial information.

Not applicable.

(c)

Exhibit No.

Description

25

Form T-1 Statement of Eligibility under the Trust indenture Act of 1939, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST HORIZON ASSET SECURITIES, INC.

By:  /s/Wade Walker/s/

Name:

Wade Walker

Title:

Senior Vice President

Dated: March 22, 2004

Exhibit Index

Exhibit            Description

Page

25

Form T-1 Statement of Eligibility under the

5

Trust Indenture Act of 1939, as amended.